                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2003

                               Crown Crafts, Inc.
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             (Exact name of registrant as specified in its charter)

           Georgia                       1-7604               58-0678148
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(State or other jurisdiction of  (Commission File Number)     IRS Employer
        incorporation)                                    Identification Number)

916 South Burnside Avenue, Gonzales, LA                          70737
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (225) 647-9100

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

                  99.1     Press Release dated August 13, 2003.

Item 12.  Results of Operations and Financial Conditions.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

         On August 13, 2003, Crown Crafts, Inc. issued a press release attached hereto as Exhibit 99.1 announcing its financial results for the first quarter of fiscal year 2004, which ended June 29, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CROWN CRAFTS, INC.

Date: August 13, 2003                  /s/  Amy Vidrine Samson
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                                       Amy Vidrine Samson
                                       Vice President, Chief Financial Officer
                                       Chief Accounting Officer

                                  Exhibit Index

 Exhibit No.       Exhibit Description
 -----------       -------------------
    99.1           Press Release dated August 13, 2003


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